Exhibit 99.1

            Tedder, James, Worder & Associates, P.A.
        Certified Public Accountants & Business Advisors

                       September 21, 2005

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549-0404


Ladies and Gentlemen:

     This  letter pertains to the Form 8-K, filed by NorMexSteel,
Inc.  (the  "Company")  with respect to resignation  of   Tedder,
James,  Worder  & Associates, P.A. as the Company's   independent
accountant.

     In connection therewith, we have read the statements made by the Company in the Form 8-K in response to Item 304(a) of
Regulation S-K and are in agreement with the statements concerning our firm. We have no basis to disagree with other statements of the Company contained therein.

Sincerely,


/s/ Tedder, James, Worder & Associates, P.A.